UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2015

Resort Savers, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-55319	46-1993448
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

Room 1309 Wanjun Jingmao Building, No.21 Baoxing Road, Boa An Central
Shenzhen, China 518133
(Address of principal executive offices)

Registrant's Telephone Number, including area code:  0086-0755-23106825
_________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

ITEM 4.01 Changes In Registrant's Certifying Accountant

(1)	Previous Independent Auditors:

 a.  On January 12, 2015, the Company accepted the resignation of its registered independent public accountant, Messineo & Co., CPAs, LLC, of Clearwater, Florida (Messineo).

 b.   Messineo's report on the financial statements for the year ended April 30, 2014, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

 c.  Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period October 31, 2014, there have been no disagreements with Messineo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Messineo, would have caused them to make reference thereto in their report on the financial statements. Through the interim period January 12, 2015 (the date of resignation of the former accountant), there have been no disagreements with Messineo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Messineo would have caused them to make reference thereto in their report on the financial statements.

d.  We have authorized Messineo to respond fully to the inquiries of the successor accountant.

e.  The Company provided a copy of the foregoing disclosures to Messineo prior to the date of the filing of this Report and requested that Messineo furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2)            New Independent Accountants:

 a.  On January 12, 2015, the Company engaged Li and Company, PC ("LICO") of New Jersey, as its new registered independent public accountant. During the years ended April 30, 2014, and prior to January 12, 2015 (the date of the new engagement), the Company did not consult with LICO regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by LICO, in either case where written or oral advice provided by LICO would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits

Other Exhibits

The following exhibits are filed with this Form 8-K.

NUMBER                          EXHIBIT
16.1	Letter from Messineo & Co., dated January 12, 2015, regarding Change in Certifying Accountant. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  /s/Zhou Gui Bin
Zhou Gui Bin, President